Exhibit 10.2

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 5, 2018, among ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Banks party hereto (the “Consenting Banks”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors party thereto, the lenders party thereto from time to time (the “Banks”) and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of June 14, 2017  (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Banks have agreed, to certain amendments to the Credit Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.     Amendments to Credit Agreement.   Effective as of the date hereof and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a)     by adding the following new definition in Section 1.1 in proper alphabetical order:

““Cash Management Arrangement” means any agreement or other arrangement governing the provision of treasury or cash management services, including deposit accounts, overdraft, funds transfer, automated clearinghouse, zero balance accounts, cash pooling (including notional cash pooling), returned check, concentration, controlled disbursement, lockbox, account reconciliation and reporting, trade finance services, commercial credit cards, merchant card services, purchase or debit cards (including non-card e-payables services), and any other deposit or operating account relationships or other treasury, cash management or similar services, and in each case including any associated lines or extensions of credit and related customary collateral and security arrangements.”

(b)     by (i) deleting the word “and” after clause (v) in the definition of the term “Debt” in Section 1.1 and (ii) adding the following new clause (vii) immediately after clause (vi) of such definition and before the proviso:

“, and (vii) obligations under or in connection with Cash Management Arrangements entered into in the ordinary course of business that might otherwise constitute Debt of such Person;”

(c)     by amending and restating clause (d) of Section 5.1 to read in its entirety as follows:

“(d)     [Intentionally Omitted];”

(d)     by (i) deleting the word “or” after Section 5.9(j)(1) and (ii) adding the following new Section 5.9(j)(3) immediately after Section 5.9(j)(2):

“or (3) made to secure obligations under or in connection with Cash Management Arrangements in the ordinary course of business;”

SECTION 2.     Conditions of Effectiveness of this Amendment.   This Amendment shall become effective upon the Administrative Agent’s receipt of this Amendment, duly executed by an authorized officer of each signing Credit Party,  the Consenting Banks constituting Required Banks and the Administrative Agent.

SECTION 3.     Acknowledgement and Confirmation.  Each of the Credit Parties party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to this Amendment and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Credit Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis.

SECTION 4.     Limited Effect.  By its execution of this Amendment, each Consenting Bank hereby waives any non-compliance by the Borrower with Section 5.1(d) of the Credit Agreement prior to the date of this Amendment.  Except as expressly provided herein, the Credit Agreement and the other Credit Documents shall remain unmodified and in full force and effect.  This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Credit Document other than as expressly set forth herein, (b) to prejudice any right or rights that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Credit Documents or any rights or remedies arising in favor of the Banks or the Administrative Agent, or any of them, under or with respect to any such documents.

SECTION 5.     Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 6.     Representations and Warranties.  To induce the Administrative Agent and the Consenting Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Consenting Banks that:  (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) on and as of the date hereof immediately after giving effect to this Amendment with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) only as of such specified date); (b) immediately after giving effect to this Amendment no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and each other Credit Party, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable against the Borrower and each other Credit Party in

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accordance with its terms; and (d) no consent, approval, authorization, order, registration or qualification with any Governmental Authority is required for, the absence of which would materially adversely affect, the legal and valid execution and delivery or performance by the Borrower or any other Credit Party of this Amendment or the performance by the Borrower or any other Credit Party of the Credit Agreement, as amended by this Amendment.  Each Guarantor hereby ratifies and reaffirms:  (i) the validity, legality and enforceability of its obligations under Article 9 of the Credit Agreement; (ii) that its reaffirmation of such obligations is a material inducement to the Administrative Agent and the Consenting Banks to enter into this Amendment; and (iii) that its obligations under Article 9 of the Credit Agreement shall remain in full force and effect in accordance with its terms until all the Guaranteed Obligations have been paid in full.

SECTION 7.     Reference to and Effect on the Credit Agreement and the Credit Documents.

(a)     On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)     Except as specifically provided above, the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Credit Document, nor constitute a waiver or modification of any provision of the Credit Agreement or any other Credit Document. This Amendment is a Credit Document and is subject to the terms and conditions of the Credit Agreement.

SECTION 8.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY  AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.     Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereto.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ALLIANCE DATA SYSTEMS CORPORATION, as Borrower

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Senior Vice President and Treasurer

ADS ALLIANCE DATA SYSTEMS, INC., as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Senior Vice President and Treasurer

EPSILON DATA MANAGEMENT, LLC, as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Vice President and Assistant Treasurer

ALLIANCE DATA FOREIGN HOLDINGS, INC., as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Treasurer

ADS foreign holdings, INC., as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Treasurer

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

Signature Page

comenity llc, as Guarantor

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

Aspen marketing services, llc, as Guarantor

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

comenity servicing llc, as Guarantor

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

comMISSION JUNCTION llc, as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Vice President and Assistant Treasurer

coNVERSANT llc, as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Vice President and Assistant Treasurer

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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wells fargo bank, national association,
as Administrative Agent and a Bank

By: /s/ Justin Arena
Name: Justin Arena
Title: Director

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Molly Daniello
Name: Molly Daniello
Title: Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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MUFG Bank, Ltd. (formerly known as The Bank of
Tokyo-Mitsubishi UFJ, Ltd), as a Lender

By: /s/ Lillian Kim
Name: Lillian Kim
Title: Director

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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MIZUHO BANK, LTD., as a Lender

By: /s/ John Davies
Name: John Davies
Title: Authorized Signatory

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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JPMORGAN CHASE BANK, N.A.

By: /s/ Christine Lathrop
Name: Christine Lathrop
Title: Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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SUNTRUST BANK, as a Lender

By: /s/ Justin Lien
Name: Justin Lien
Title: Director

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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BNP PARIBAS, as a Lender

By: /s/ Mathew Harvey
Name: Mathew Harvey
Title: Managing Director

By: /s/ Liz Cheng
Name: Liz Cheng
Title: Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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FIFTH THIRD BANK, as a Lender

By: /s/ Matthew Lewis
Name: Matthew Lewis
Title: Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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ROYAL BANK OF CANADA

By: /s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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SUMITOMO MITSUI BANKING CORPORATION, as
a Lender

By: /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Kevin Chan
Name: Kevin Chan
Title: Director

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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CANADIAN IMPERIAL BANK OF COMMERCE,
NEW YORK BRANCH, as a Lender

By: /s/ Andrew Campbell
Name: Andrew Campbell
Title: Authorized Signatory

By: /s/ Melissa E. Brown
Name: Melissa E. Brown
Title: Authorized Signatory

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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CITIZENS BANK, N.A., as a Lender

By: /s/ Tyler Stephens
Name: Tyler Stephens
Title: Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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COMPASS BANK D/B/A BBVA COMPASS, as a
Lender

By: /s/ Raj Nambiar
Name: Raj Nambiar
Title: Sr. Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Geoff Smith
Name: Geoff Smith
Title: Senior Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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REGIONS BANK, as a Lender

By: /s/ Kyle Husted
Name: Kyle Husted
Title: Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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U.S. BANK N.A., as a Lender

By: /s/ David J. Michalski
Name: David J. Michalski
Title: Senior Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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DEUTSCHE BANK AG, NEW YORK BRANCH, as a
Lender

By: /s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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RAYMOND JAMES BANK, N.A., as a Lender

By: /s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Senior Vice President – Corporate Banking

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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ING BANK N.V., DUBLIN BRANCH, as a Lender

By: /s/ Shaun Hawley
Name: Shaun Hawley
Title: Director

By: /s/ Barry Fehily
Name: Barry Fehily
Title: Managing Director

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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SYNOVUS BANK, as a Lender

By: /s/ W. Spencer Ragland
Name: W. Spencer Ragland
Title: Senior Director

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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CADENCE BANK, N.A., as a Lender

By: /s/ Melinda N. Jackson
Name: Melinda N. Jackson
Title: Executive Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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ASSOCIATED BANK N.A., as a Lender

By: /s/ Dean Rosencrans
Name: Dean Rosencrans
Title: Senior Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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TAIWAN BUSINESS BANK, LTD., NEW YORK
BRANCH, as a Lender

By: /s/ Sandy Chen
Name: Sandy Chen
Title: General Manager

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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WOODFOREST NATIONAL BANK,
as a Lender

By: /s/ Jacob McGee
Name: Jacob McGee
Title: Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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FIRST NATIONAL BANK OF OMAHA, as a Lender

By: /s/ Nathan Johns
Name: Nathan Johns
Title: Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Dan Swanson
Name: Dan Swanson
Title: Assistant Vice President

Alliance Data Systems Corporation

Second Amendment to Amended and Restated Credit Agreement

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